SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  April 18, 1996





                             FIDELITY BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




        Pennsylvania                0-22288          25-1705405
----------------------------   ----------------  -----------------
(State or other jurisdiction    (SEC File No.)    (IRS Employer
     of incorporation)                            Identification
                                                     Number)




1009 Perry Highway, Pittsburgh, Pennsylvania            15237
--------------------------------------------            -----
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:  (412) 367-3300
                                                     --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

        On April 18, 1997, the Registrant filed a Form S-2 with the SEC for the sale of Preferred Securities representing an undivided beneficial interest in the assets of FB Capital Trust. On April 23, 1997, the Registrant issued the press release ("Press Release") attached hereto as Exhibit 99 and incorporated herein by this reference. For further details, reference is made to the Press Release.




Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

Exhibit 99 -- Press Release dated April 23, 1997.
----------

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         FIDELITY BANCORP, INC.



Date: April 24, 1997                     By:    /s/William L. Windisch
                                                William L. Windisch
                                                President and Chief
                                                     Executive Officer